Exhibit 10.3

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of this 15th day of March, 2024, by and among Paul Vassilakos, an individual residing at 234 5th Ave, Suite 509, New York NY 10001 (together with his successors and permitted assigns, solely in his capacity as the administrative and collateral agent for the Secured Lenders “Agent” (as defined below), the undersigned lenders (together with its successors and permitted assigns), the “Secured Lenders”, and each individually a “Secured Lender”), and FOREVER 8 FUND, LLC, a Delaware limited liability company having its principle place of business at 101 Larry Holmes Drive, Suite 313, Easton, PA 18042 (together with its successors and permitted assigns, the “Company”; collectively with the Secured Lenders described herein, the “Parties”, and each individually a “Party”).

A. WHEREAS, the Company has requested and/or obtained certain loans or other credit accommodations from certain Secured Lenders (which loans, credit accommodations and debts are or may be from time to time be secured by assets and property of the Company, pursuant to the terms of: (i) the Series C Loan and Security Agreements, Promissory Notes and transaction documents dated October 19, 2023 (the “Series C Loan Agreement”) and (ii) the Series D Loan and Security Agreements, Promissory Notes and transaction documents dated March 15, 2024 (the “Series D Loan Agreement” and capitalized terms used therein but not defined herein shall have the respective meanings give such terms in the Series C Loan Agreement and the Series D Loan Agreement by and among (1) the Company, as a borrower, (2) the other loan parties party thereto, (3) the Secured Lenders, and (4) the agents and (ii) each other Loan Documents executed by the Company in favor or for the benefit of the Secured Lenders and/or the Agent, collectively “the Senior Loan Documents”. Copies of the Series C Loan Agreement and the Series D Loan Agreement are attached hereto as Exhibit A and Exhibit B respectively;

WHEREAS, the Company’s Loan Obligations to each of the Secured Lenders are secured by security interests granted by the Company (and by certain of its subsidiaries party to the Notes) to each of them in certain assets as described more fully in Senior Loan Documents (all such assets, collectively, the “Collateral”); and

WHEREAS, the Secured Lenders, as a material inducement for each of them to make or maintain their respective Loans and in consideration thereof, expressly contemplate and intend (i) that the Company’s Loan Obligations to them under their respective Loan Agreements and Notes shall rank pari passu in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to one another, without priority over one another, and (ii) that the security interests held by each of the Secured Lenders in the Collateral shall rank pari passu in all respects to one another, without priority over one another, all as described more fully, and subject to the terms and conditions set forth, in this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree with one another as follows:

1. Each of the Secured Lenders hereby confirms and agrees that (a) the security interests in the Collateral held by them under their respective Notes shall rank pari passu, equally and ratably in all respects to one another, without priority over one another, regardless of the order of time in which such security interests or any claims with respect thereto arise, attach or are perfected by filing, recording, possession, control or otherwise, and (b) the Company’s Loan Obligations to them under their respective Notes shall rank pari passu, equally and ratably in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to one another, without priority over one another.

2. Without limiting the generality of any other provision of this Agreement (including, without limitation, under Paragraph 4 hereof) that provides for the survival of certain of the Parties’ obligations hereunder, this Agreement, and all of the Parties’ respective obligations arising hereunder or with respect hereto, shall (a) continue in full force and effect so long as any of the Loan Obligations remain outstanding and (b) be reinstated if at any time any payment of or distribution with respect to any of the Loan Obligations is rescinded or must otherwise be returned by a Secured Lender upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment or distribution had not been made. No defect in, invalidity of, or absence or loss of priority under this Agreement or the Notes shall affect the Secured Lenders’ respective rights against the Company in respect of the Loans.

3. Each Secured Lender shall (a) promptly notify the other Secured Lenders of any Acceleration Event under such Secured Lender’s Note (or of any default by the Company under any other agreements or documents executed in connection therewith) known to such Secured Lender and not reasonably believed to have been previously disclosed to such other Secured Lenders; (b) provide such other Secured Lenders with such information and documentation as either such other Secured Lender may reasonably request in order to protect their respective interests with respect to the Loans; and (c) subject to the terms of this Agreement, reasonably cooperate with such other Secured Lenders with respect to any and all collections, foreclosure procedures, and other collection or enforcement actions at any time commenced or initiated against the Company or otherwise in respect of the Collateral securing the Loan Obligations. Each Secured Lender agrees that it shall not (and hereby waives any right to) take any action to challenge, contest, or support any other person in challenging or contesting, in any proceeding, the validity, perfection, priority or enforceability of a lien securing any Loan Obligations held, or purported to be held, by or on behalf of another Secured Lender.

4. The Secured Lenders hereby designate and appoint Paul Vassilakos as their sole and exclusive administrative and collateral agent (in such capacity, the “Agent”) to act on behalf of all Secured Lenders, subject to the terms of this Agreement, with respect to (a) enforcing the Secured Lenders’ rights and remedies, and the Company’s obligations, under the Notes and with respect to the Loan Obligations and (b) dealing with, and securing and enforcing the Secured Lenders’ rights and remedies and the Company’s obligations with respect to, the Collateral (including, without limitation, foreclosing and realizing on all or any portion of the Collateral in case of an Acceleration Event, releasing all or any portion of the Collateral, and filing and refiling any financing statements, continuation statements or other documents under the New York Uniform Commercial Code or otherwise with respect to the Collateral). The Agent shall not be liable, responsible or accountable to the other Secured Lenders or the Company for (and the other Secured Lenders and the Company hereby agree to and shall defend, indemnify and hold the Agent harmless from and against any and all liability, cost, damage or expense whatsoever with respect to) any act, failure to act, error or omission by the Agent in acting as Agent hereunder, except in cases of the Agent’s own fraud or willful misconduct. The Agent shall not be deemed to be a fiduciary or to have any fiduciary duties to the other Secured Lenders or the Company. The Secured Lenders shall, promptly upon demand by the Agent, share equally all out-of-pocket fees, costs and expenses incurred by the Agent in acting as Agent hereunder (including, without limitation, all attorneys’ fees, related expenses, filing fees and other charges incurred in connection with (i) the preparation, execution, delivery and administration of the Loan Documents and any amendments, modifications or waivers of the provisions thereof and (ii) the enforcement, collection, perfection or foreclosure of the Notes, the Loan Obligations and the Collateral; collectively, “Enforcement Costs”) to the extent not promptly paid or reimbursed by the Company in accordance with the following proviso; provided, however, that notwithstanding the foregoing, the Company shall, promptly upon demand by the Agent, pay directly (or, at the Agent’s option exercisable in his sole discretion, reimburse the Agent for) all Enforcement Costs. The Company further agrees to and shall defend, indemnify and hold each Secured Lender harmless from and against any and all costs, fees (including, without limitation, attorneys’ fees and related expenses), charges, expenses, liabilities, damages, claims, actions, suits or proceedings incurred by such Secured Lender in connection with this Agreement, the Loans, the Notes or the Loan Obligations, unless caused by such Secured Lender’s own fraud or willful misconduct. All of the foregoing indemnities and hold-harmless provisions shall (x) continue indefinitely and (y) survive termination of this Agreement, discharge of the Notes and the Loan Obligations, and foreclosure or release of the Collateral.

5. This Agreement shall constitute the Agent’s legal right, power and authority (collectively, the “authority”) to perform the actions described in Paragraph 4 hereof. The Agent shall use his reasonable, good-faith efforts to keep the other Secured Lenders reasonably apprised of any actions taken by the Agent under this Agreement. The Agent shall have the authority to employ and consult with attorneys, accountants and other professionals with respect to the actions, or contemplated actions, of the Agent under this Agreement. The Agent shall be under no duty to take (or to forebear from taking) any action, to pay any money, or to incur any fees, costs, charges or expenses in regard to the performance of the actions described in said Paragraph 4 unless he is advanced sufficient funds, either by the Company or by the other Secured Lenders, as described in this Agreement. Each Party shall sign all such further documents and instruments, if any, as the Agent may reasonably request to enable the Agent to perform the actions described in said Paragraph 4. Upon providing the other Secured Lenders with at least ten (10) business days’ prior written notice, the Agent may elect not to further perform any of the actions of an Agent under this Agreement. Upon receipt of any such notice, the Secured Lenders shall have the right to appoint a successor Agent by unanimous consent. If no such successor shall have been appointed by the Secured Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Secured Lenders, appoint a successor Agent, which shall be a bank or financial institution that acts as an administrative agent in secured financings in the ordinary course of its business. The Agent shall not be deemed to have knowledge of any matter unless and until the Agent shall have received actual knowledge of such matter, and the Agent shall not be charged with constructive notice of any such matter.

6. Nothing in this Agreement shall impair, limit, relieve or otherwise affect the Company’s Loan Obligations to each Secured Lender under such Secured Lender’s Note. The Company shall make all payments and prepayments in respect of its Loan Obligations ratably to all Secured Lenders entitled to the respective category of payment.. Notwithstanding the occurrence of an Acceleration Event with respect to its Loan, no Secured Lender may accelerate the Company’s Loan Obligations under its Note, nor exercise any of its other rights or remedies thereunder, except in accordance with Paragraph 4 hereof. Upon the occurrence of an Acceleration Event: (a) all collections received by the Agent in respect of the Loan Obligations shall be distributed by him ratably to the Secured Lenders according to the respective Loan Obligations then owing to each, after the payment of all costs, expenses and fees incurred by the Agent in collecting or enforcing same; and (b) should any payment, distribution or proceeds be received by a Secured Lender with respect to such Secured Lender’s Loan in excess of such Secured Lender’s ratable share of the outstanding Loan Obligations, prior to the satisfaction in full of the Loan Obligations, such Secured Lender shall promptly pay or deliver to each of the other Secured Lenders their respective, ratable portions thereof in the form received. The Company may not prepay a Note at any time, in whole or in part, unless either such prepayment is made ratably to all Secured Lenders according to their respective Loan Obligations or the Secured Lenders otherwise agree in writing to such prepayment.

7. Each Secured Lender may transfer and assign (collectively, “assign” and, correlatively, “assignment”), in whole but not in part, its rights and claims under this Agreement to any entity or trust that is affiliated with and controlled by such Secured Lender upon three (3) business days’ prior written notice to each of the other Parties; provided that (a) any such attempted assignment to an unaffiliated third party shall require the other Parties’ prior written consent, which consent shall not be unreasonably delayed, and (b) any such permitted assignee shall acknowledge in writing to each of the other Parties such assignee’s express agreement to be bound by the terms of this Agreement. No assignment or delegation of the Company’s rights or obligations under this Agreement shall be made or be effective absent the prior written consent of all Secured Lenders. This Agreement is solely for the benefit of, and shall bind solely, the Parties and their respective successors and permitted assigns, and no other person or persons shall have any right, benefit, priority or interest under or because of the existence of this Agreement.

8. Each Party hereby represents and warrants that it has full right, power and legal authority to enter into this Agreement and to incur and perform its obligations hereunder. Each Secured Lender hereby agrees not to amend or modify its Note, or any other documents executed in connection with the Company’s Loan Obligations to such Secured Lender, without the prior written approval of each other Secured Lender, if any, whose rights hereunder, or whose priority to the Collateral, could be adversely affected by such amendment or modification.

9. Within ten (10) business days after a request therefor by any Secured Lender (the “Requesting Secured Lender”) made not more frequently than once per calendar quarter, the Secured Lender of whom such request is made (the “Responding Secured Lender”) shall furnish to the Requesting Secured Lender a written letter addressed to the Requesting Secured Lender which states (a) the principal amount then outstanding on the Responding Secured Lender’s Note, (b) whether the Responding Secured Lender has given notice to the Company of the existence of any Acceleration Event under the Responding Secured Lender’s Note and (c) if not, that to the best of the Responding Secured Lender’s knowledge no condition or event which constitutes (or which, after notice or lapse of time or both, would constitute) an Acceleration Event thereunder exists or has occurred, or, if any such condition or event does exist or has occurred, specifying in reasonable detail the nature and period of existence thereof.

10. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the Parties’ actual states of residence or legal domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction. Any action, suit or proceeding relating to this Agreement shall be brought exclusively in the courts of New York State sitting in the Borough of Manhattan, New York City, or in U.S. District Court for the Southern District of New York, and, for all purposes of any such action, suit or proceeding, each of the Parties hereby irrevocably (a) submits to the exclusive jurisdiction of such courts, (b) waives any objection to such choice of venue based on forum non conveniens or any other legal or equitable doctrine, and (c) waives trial by jury and, in the case of the Company, the right to interpose any set-off or counterclaim, of any nature or description whatsoever, in any such action, suit or proceeding.

11. No Party’s rights or remedies under this Agreement are intended to be exclusive of any other right or remedy available to such Party, whether at law, in equity, by statute or otherwise, but shall be deemed cumulative with all such other rights and remedies. No failure by a Party to exercise, or any delay by a Party in exercising, any of such Party’s rights or remedies hereunder shall operate as a waiver thereof. A waiver by any Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to such Party’s exercise of that same or of any other right or remedy which such Party would otherwise have on any future occasion. No forbearance, indulgence, delay or failure by any Party to exercise any of such Party’s rights or remedies hereunder or with respect to the Loan Obligations, nor any course of dealing between or among the Parties, shall operate as a waiver of any such right or remedy, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. A Party shall not, by any course of dealing, indulgence, omission, or other act (except a further instrument signed by such Party) or failure to act, be deemed to have waived any right or remedy hereunder or with respect to the Loan Obligations, or to have acquiesced in any breach of any of the terms of this Agreement. No modification, rescission, waiver, forbearance, release or amendment of any term, covenant, condition or provision of this Agreement shall be valid or enforceable unless made and evidenced in writing, expressly referring to this Agreement.

12. The terms and provisions of this Agreement are severable. In the event of the unenforceability or invalidity of one or more of the terms, covenants, conditions or provisions of this Agreement under federal, state or other applicable law in any circumstance, such unenforceability or invalidity shall not affect the enforceability or validity of such term, covenant, condition or provision in any other circumstance, or render any other term, covenant, condition or provision of this Agreement unenforceable or invalid.

13. All notices, demands or other communications (collectively, “notices”) hereunder relating to any matter set forth herein shall be in writing and made, given, served or sent (collectively, “delivered”) by (a) certified mail (return receipt requested) or (b) reputable commercial overnight courier service (Federal Express, UPS or equivalent that provides a receipt) for next-business-morning delivery, in each case with postage thereon prepaid by sender and addressed to the intended recipient at its address set forth in the first paragraph of this Agreement (or at such other address as the intended recipient shall have previously provided to the sender in the same manner herein provided); provided that copies of any such notice to Forever 8 LLC or the notice shall also be sent to them at 306 S. New Street Suite 110, Bethlehem, PA 18015, and emailed to them at legal@8co.holdings. Any such notice sent as so provided shall be deemed effectively delivered (i) on the third business day after being sent by certified mail, (ii) on the next business morning if sent by overnight courier for next-business-morning delivery or (iii) on the day of its actual delivery to the intended recipient (as shown by the return receipt or proof-of-delivery), whichever is earlier.

14. This Agreement may be executed in counterparts, each of which when duly signed and delivered shall be deemed for all purposes hereof to be an original, but all such counterparts shall collectively constitute one and the same instrument; and any Party may execute this Agreement by signing any such counterpart. Any signature delivered by facsimile or email transmission (in scanned .pdf format or the equivalent) shall be deemed to be an original signature.

15. This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective successors and permitted assigns. The provisions of this Agreement are, and are intended, solely for the purpose of defining the relative rights of the Secured Lenders between and amongst themselves. This Agreement constitutes the entire agreement, arrangement and understanding, written or oral, among the Secured Lenders (or between any of them) with respect to its subject matter, superseding and merging all prior and contemporaneous negotiations, discussions, agreements, arrangements and understandings, written or oral, between or among any of them relating thereto; and there are no representations, warranties, agreements, arrangements or understandings, written or oral, among the Secured Lenders (or between any of them) with respect to the subject matter of this Agreement other than as set forth in this Agreement. There are no intended third-party beneficiaries of this Agreement, except as may be expressly provided herein.

Signature page follows immediately below

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

AGENT

/s/ Paul Vassilakos

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SECURED LENDERS

/s/ Joseph Allen Johnston

Rose Capital

/s/ Lelainya Ferguson
Name:	Lelainya Ferguson
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY: FOREVER 8 FUND, LLC

/s/ Kevin O’Donnell
By:	Kevin O’Donnell
Title:	Authorized Representative